Exhibit (h.2)

EXHIBIT A

BTC Recipients

I. BTC FUNDS iShares, Inc.

iShares Asia/Pacific Dividend ETF
iShares Core MSCI Emerging Markets ETF
iShares Currency Hedged MSCI Emerging Markets ETF
iShares Edge MSCI Min Vol EM Currency Hedged ETF
iShares Edge MSCI Min Vol Emerging Markets ETF
iShares Edge MSCI Min Vol Global ETF
iShares Edge MSCI Multifactor Emerging Markets ETF
iShares Emerging Markets Corporate Bond ETF
iShares Emerging Markets Dividend ETF
iShares Emerging Markets High Yield Bond ETF
iShares Emerging Markets Local Currency Bond ETF
iShares Global High Yield Corporate Bond ETF
iShares International High Yield Bond ETF
iShares Latin America Bond ETF
iShares MSCI Australia ETF
iShares MSCI Austria Capped ETF
iShares MSCI Belgium Capped ETF
iShares MSCI Brazil Capped ETF
iShares MSCI BRIC ETF
iShares MSCI Canada ETF
iShares MSCI Chile Capped ETF iShares MSCI Colombia Capped ETF iShares MSCI EM ESG Select ETF iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets ETF
iShares MSCI Emerging Markets Horizon ETF
iShares MSCI Emerging Markets Small-Cap ETF iShares MSCI Emerging Workforce ETF
iShares MSCI Eurozone ETF
iShares MSCI France ETF
iShares MSCI Frontier 100 ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong ETF
iShares MSCI Israel Capped ETF
iShares MSCI Italy Capped ETF
iShares MSCI Japan ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Mexico Capped ETF
iShares MSCI Netherlands ETF
iShares MSCI Pacific ex Japan ETF iShares MSCI Russia Capped ETF

iShares MSCI Singapore ETF
iShares MSCI South Africa ETF
iShares MSCI South Korea Capped ETF
iShares MSCI Spain Capped ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland Capped ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand Capped ETF
iShares MSCI Turkey ETF
iShares MSCI USA Equal Weighted ETF iShares MSCI World ETF

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF
iShares 0-5 Year Investment Grade Corporate Bond ETF
iShares 0-5 Year TIPS Bond ETF
iShares 1-3 Year Credit Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares 1-3 Year Treasury Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Credit Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF
iShares Aaa - A Rated Corporate Bond ETF
iShares Adaptive Currency Hedged MSCI EAFE ETF
iShares Adaptive Currency Hedged MSCI Eurozone ETF
iShares Adaptive Currency Hedged MSCI Japan ETF
iShares Agency Bond ETF
iShares Asia 50 ETF
iShares B - Ca Rated Corporate Bond ETF iShares Baa - Ba Rated Corporate Bond ETF iShares California Muni Bond ETF
iShares China Large-Cap ETF
iShares CMBS ETF
iShares Cohen & Steers REIT ETF
iShares Convertible Bond ETF
iShares Core 1-5 Year USD Bond ETF
iShares Core 10+ Year USD Bond ETF
iShares Core Aggressive Allocation ETF
iShares Core Conservative Allocation ETF iShares Core Dividend Growth ETF

iShares Core Growth Allocation ETF

iShares Core High Dividend ETF

iShares Core International Aggregate Bond ETF

iShares Core Moderate Allocation ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core Russell U.S. Growth ETF

iShares Core Russell U.S. Value ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core Total USD Bond Market ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. Credit Bond ETF

iShares Core U.S. Treasury Bond ETF

iShares Currency Hedged International High Yield Bond ETF
iShares Currency Hedged JPX-Nikkei 400 ETF
iShares Currency Hedged MSCI ACWI ETF
iShares Currency Hedged MSCI ACWI ex U.S. ETF
iShares Currency Hedged MSCI Australia ETF
iShares Currency Hedged MSCI Canada ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE Small-Cap ETF
iShares Currency Hedged MSCI Europe Small-Cap ETF
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Germany ETF
iShares Currency Hedged MSCI Italy ETF
iShares Currency Hedged MSCI Japan ETF
iShares Currency Hedged MSCI Mexico ETF
iShares Currency Hedged MSCI South Korea ETF
iShares Currency Hedged MSCI Spain ETF
iShares Currency Hedged MSCI Switzerland ETF
iShares Currency Hedged MSCI United Kingdom ETF
iShares Dow Jones U.S. ETF
iShares Edge MSCI Intl Momentum Factor ETF
iShares Edge MSCI Intl Quality Factor ETF
iShares Edge MSCI Intl Size Factor ETF
iShares Edge MSCI Intl Value Factor ETF
iShares Edge MSCI Min Vol Asia ex Japan ETF
iShares Edge MSCI Min Vol EAFE Currency Hedged ETF
iShares Edge MSCI Min Vol EAFE ETF
iShares Edge MSCI Min Vol Europe Currency Hedged ETF
iShares Edge MSCI Min Vol Europe ETF
iShares Edge MSCI Min Vol Global Currency Hedged ETF
iShares Edge MSCI Min Vol Japan ETF
iShares Edge MSCI Min Vol USA ETF
iShares Edge MSCI Multifactor Consumer Discretionary ETF
iShares Edge MSCI Multifactor Consumer Staples ETF
iShares Edge MSCI Multifactor Energy ETF
iShares Edge MSCI Multifactor Financials ETF
iShares Edge MSCI Multifactor Global ETF
iShares Edge MSCI Multifactor Healthcare ETF
iShares Edge MSCI Multifactor Industrials ETF
iShares Edge MSCI Multifactor Intl ETF
iShares Edge MSCI Multifactor Intl Small-Cap ETF

iShares Edge MSCI Multifactor Materials ETF

iShares Edge MSCI Multifactor Technology ETF

iShares Edge MSCI Multifactor USA ETF

iShares Edge MSCI Multifactor USA Small-Cap ETF

iShares Edge MSCI Multifactor Utilities ETF

iShares Edge MSCI USA Momentum Factor ETF

iShares Edge MSCI USA Quality Factor ETF

iShares Edge MSCI USA Size Factor ETF

iShares Edge MSCI USA Value Factor ETF

iShares Emerging Markets Infrastructure ETF

iShares Europe Developed Real Estate ETF

iShares Europe ETF

iShares Exponential Technologies ETF

iShares Fallen Angels USD Bond ETF

iShares Floating Rate Bond ETF

iShares Global 100 ETF

iShares Global Clean Energy ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Financials ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Inflation-Linked Bond ETF

iShares Global Infrastructure ETF

iShares Global Materials ETF

iShares Global REIT ETF

iShares Global Tech ETF

iShares Global Telecom ETF

iShares Global Timber & Forestry ETF

iShares Global Utilities ETF

iShares GNMA Bond ETF

iShares Government/Credit Bond ETF

iShares Human Rights ETF

iShares iBonds Dec 2016 Term Corporate ETF

iShares iBonds Dec 2017 Term Corporate ETF

iShares iBonds Dec 2018 Term Corporate ETF

iShares iBonds Dec 2019 Term Corporate ETF

iShares iBonds Dec 2020 Term Corporate ETF

iShares iBonds Dec 2021 Term Muni Bond ETF

iShares iBonds Dec 2021 Term Corporate ETF

iShares iBonds Dec 2022 Term Muni Bond ETF

iShares iBonds Dec 2022 Term Corporate ETF

iShares iBonds Dec 2023 Term Corporate ETF

iShares iBonds Dec 2024 Term Corporate ETF

iShares iBonds Dec 2025 Term Corporate ETF

iShares iBonds Mar 2016 Corporate ETF

iShares iBonds Mar 2018 Term Corporate ETF

iShares iBonds Mar 2020 Term Corporate ETF

iShares iBonds Mar 2023 Term Corporate ETF

iShares iBonds Mar 2016 Corporate ex-Financials ETF

iShares iBonds Mar 2018 Term Corporate ex-Financials ETF

iShares iBonds Mar 2020 Term Corporate ex-Financials ETF

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

iShares iBonds Sep 2016 Term Muni Bond ETF

iShares iBonds Sep 2017 Term Muni Bond ETF

iShares iBonds Sep 2018 Term Muni Bond ETF

iShares iBonds Sep 2019 Term Muni Bond ETF

iShares iBonds Sep 2020 Term Muni Bond ETF

iShares iBoxx $ High Yield Corporate Bond ETF

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

iShares India 50 ETF

iShares Intermediate Credit Bond ETF

iShares Intermediate Government/Credit Bond ETF

iShares International Developed Property ETF

iShares International Developed Real Estate ETF

iShares International Dividend Growth ETF

iShares International Inflation-Linked Bond ETF

iShares International Preferred Stock ETF

iShares International Select Dividend ETF

iShares International Treasury Bond ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares JPX-Nikkei 400 ETF

iShares Latin America 40 ETF

iShares MBS ETF

iShares Micro-Cap ETF

iShares Morningstar Large-Cap ETF

iShares Morningstar Large-Cap Growth ETF

iShares Morningstar Large-Cap Value ETF

iShares Morningstar Mid-Cap ETF

iShares Morningstar Mid-Cap Growth ETF

iShares Morningstar Mid-Cap Value ETF

iShares Morningstar Multi-Asset Income ETF

iShares Morningstar Small-Cap ETF

iShares Morningstar Small-Cap Growth ETF

iShares Morningstar Small-Cap Value ETF

iShares Mortgage Real Estate Capped ETF

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI ACWI Low Carbon Target ETF

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI All Peru Capped ETF

iShares MSCI Brazil Small-Cap ETF

iShares MSCI China A ETF

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Denmark Capped ETF

iShares MSCI EAFE ESG Select ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Small-Cap ETF

iShares MSCI EAFE Value ETF

iShares MSCI Emerging Markets Latin America ETF

iShares MSCI Europe Financials ETF

iShares MSCI Europe Small-Cap ETF

iShares MSCI Finland Capped ETF

iShares MSCI Germany Small-Cap ETF

iShares MSCI India ETF

iShares MSCI India Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Ireland Capped ETF

iShares MSCI KLD 400 Social ETF

iShares MSCI Kokusai ETF

iShares MSCI New Zealand Capped ETF

iShares MSCI Norway Capped ETF

iShares MSCI Philippines ETF

iShares MSCI Poland Capped ETF

iShares MSCI Qatar Capped ETF

iShares MSCI Saudi Arabia Capped ETF

iShares MSCI UAE Capped ETF

iShares MSCI United Kingdom ETF

iShares MSCI United Kingdom Small-Cap ETF

iShares MSCI USA ESG Select ETF

iShares Nasdaq Biotechnology ETF

iShares National Muni Bond ETF

iShares New York Muni Bond ETF

iShares North American Natural Resources ETF

iShares North American Tech ETF

iShares North American Tech-Multimedia Networking ETF

iShares North American Tech-Software ETF

iShares PHLX Semiconductor ETF

iShares Real Estate 50 ETF

iShares Residential Real Estate Capped ETF

iShares Russell 1000 ETF

iShares Russell 1000 Growth ETF

iShares Russell 1000 Value ETF

iShares Russell 2000 ETF

iShares Russell 2000 Growth ETF

iShares Russell 2000 Value ETF

iShares Russell 3000 ETF

iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF

iShares Russell Mid-Cap Value ETF

iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF

iShares Russell Top 200 Value ETF

iShares S&P 100 ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Mid-Cap 400 Growth ETF

iShares S&P Mid-Cap 400 Value ETF

iShares S&P Small-Cap 600 Growth ETF

iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF

iShares Short Treasury Bond ETF

iShares Short-Term National Muni Bond ETF

iShares Sustainable MSCI Global Impact ETF

iShares TIPS Bond ETF

iShares Transportation Average ETF

iShares Treasury Floating Rate Bond ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers & Securities Exchanges ETF

iShares U.S. CapEx ETF

iShares U.S. Consumer Goods ETF

iShares U.S. Consumer Services ETF

iShares U.S. Energy ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Insurance ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Preferred Stock ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Technology ETF

iShares U.S. Telecommunications ETF

iShares U.S. Utilities ETF

iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

iShares Commodities Select Strategy ETF

iShares Edge U.S. Fixed Income Balanced Risk ETF

iShares Enhanced International Large-Cap ETF

iShares Enhanced International Small-Cap ETF

iShares Enhanced U.S. Large-Cap ETF

iShares Enhanced U.S. Small-Cap ETF

iShares Interest Rate Hedged 10+ Year Credit Bond ETF

iShares Interest Rate Hedged Corporate Bond ETF

iShares Interest Rate Hedged Emerging Markets Bond ETF

iShares Interest Rate Hedged High Yield Bond ETF

iShares Short Maturity Bond ETF

iShares Short Maturity Municipal Bond ETF

iShares Ultra Short-Term Bond ETF